UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 15, 2014
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Microwave Filter Company, Inc.
(Exact Name of Registrant as Specified in Charter)

New York	0-10976	16-0928443
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(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6743 Kinne Street, East Syracuse, New York	13057
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(Address of Principal Executive Offices)	(Zip Code)

(315) 438-4700
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Registrant's telephone number, including area code

Not applicable
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(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of thefollowing provisions (See General Instruction A.2. below):
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 4.01 Changes in Registrant's Certifying Accountant

Microwave Filter Company, Inc. (the "Company") was notified on October 13, 2014 by its current independent registered accounting firm, EFP Rotenberg, LLP ("EFPR"), that EFPR will not serve as the Company's independent accounting firm for the Company's fiscal year 2015. The Company understands the basis for their decision is that EFPR has made a strategic decision to serve public companies in roles other than as the independent auditor. Therefore, EFPR's audit services will conclude with the issuing of the 10-K for the fiscal year ended September 30, 2014.

EFPR has informed the Company that it will cooperate and assist with an orderly transition of audit firms when such takes place. The Company has undertaken a process to select a new independent registered accounting firm, and expects to have a new firm in place during the Company's fiscal quarter ending December 31, 2014.

EFPR's reports on the financial statements of the Company for each of the past two fiscal years have neither contained an adverse opinion or a disclaimer of opinion, nor been qualified or modified as to uncertainty, audit scope or accounting principles. During the past two fiscal years and the interim periods preceding the date on which EFPR notified the Company that it will decline to stand for re-election, there were no disagreements with EFPR on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of EFPR, would have caused it to make reference to the subject matter of the disagreements in connection with its reports.

The Company provided EFPR with a copy of the disclosures made in this Current Report on Form 8-K and requested that EFPR furnish a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the disclosures. A copy of such letter, dated October 15, 2014, is filed as Exhibit 16.1 to this report.

Item 9.01 Financial Statements, Pro Forma Financial Information and Exhibits

(c) Exhibits

Exhibit No. Document

16.1 EFPR letter to the SEC dated October 15, 2014

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Microwave Filter Company, Inc.
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(Registrant)

Dated: October 15, 2014	By: /s/ Richard L. Jones
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Richard L. Jones
Chief Financial Officer

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